Exhibit 99.3

EMPLOYMENT AGREEMENT

THIS AGREEMENT is made as of the1st day of October, 2019 between Creative Learning Corporation, ("Company") and Robert Boyd (“Employee").

The parties to this Agreement agree as follows:

1.	Employment. Contingent on a satisfactory background check, the Company hereby employs the Employee and the Employee hereby accepts employment by the Company for the period and upon the terms and conditions contained in this Agreement. This Agreement shall replace and supersede any previous employment agreement of the Employee.

2.	Term of Agreement. The term of this Agreement will begin on the date first written above (the "Effective Date) and shall continue until September 30, 2020 unless terminated earlier in accordance with the terms of this Agreement ("Term"). On or about August 1, 2020, the Company and the Employee may review and evaluate renewal of this Agreement, and possible amendment of terms.

3.	Position and Duties. During the Term of this Agreement, the Employee shall serve as the Chief Accounting Officer of the Company. The Employee shall have such duties and responsibilities as are set forth on the Job Description attached hereto as Exhibit "A", and such other duties as the Company may reasonably assign from time to time. During the Term of this Agreement, the Employee shall devote all necessary working time and efforts to the business and affairs of the Company and shall work in good faith to perform his duties. It is understood that the position is part-time and the Employee will continue to operate and run his other business interests during his employment with the Company. However, it is understood that the Employee will prioritize his time so that his duties with the Company are performed with all diligence and timeliness.

4.       Compensation and Related Matters.

4.1       Compensation.

(i)       Cash Compensation. The Company shall pay the Employee for the term of this Agreement cash compensation amounting to the equivalent of an annual Base Salary figure of $40,000, paid in accordance with the Company’s payroll and policy practices;

4.2       Work Hours. It is understood that the Employee will be working remotely, often from a home office, or other location. Regardless of location, unless on vacation, the Employee shall make himself available to address Company affairs during the Company's business hours as needed.

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4.3       Vacation. During the Term of this Agreement, the Employee shall be entitled to vacation in accordance with the Company's current policies and practices.

5.       Termination.

5.1        At Will Acknowledgment. Both the Employee and The Company acknowledge the “At Will” employment nature of the State of Idaho. As such, either the Employee or the Employer may terminate this Agreement without cause or notice. Termination by either party must be submitted in writing and appropriately dated. .

5.2       Payment at Termination. If the employment relationship is terminated for any reason, the Company shall pay to the Employee his Base Salary through the date of termination, and the Employee shall be reimbursed any outstanding expenses in accordance with State law.

6.       Restrictive covenants.

6.1       Non-solicitation of Employees. During the Employee's employment with the Company and for a period of twelve (12) months immediately following termination of such employment for whatever reason, the Employee shall not, directly or indirectly, solicit or attempt to induce any employee or independent contractor employed by the Company in any capacity to terminate his or his employment with the Company, or hire any such employee or independent contractor.

6.2       Definitions. For the purposes of this section 6: the term "directly or indirectly" shall include either as an individual or as a partner, joint venturer, employee, agent, executive, independent contractor, officer, director, stockholder or otherwise.

6.3       Non-disclosure of Confidential Information. The Employee shall not, directly or indirectly, whether while employed by the Company or afterwards, retain, disclose or use for the benefit of herself or his-self or any other person, corporation, partnership, joint venture, association, or other business organization, any of the trade secrets or confidential business information of the Company ("Confidential Information").

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For purposes of this Agreement, "Confidential Information" shall mean

(i)       customer lists and prospect lists, specific information on customers and prospective customers (including information on purchasing preferences and pricing for those customers), pricing lists (including item and customer specific pricing information); proprietary purchasing and sales methods and techniques; pricing methods and strategies; computer software design and/or improvements; market feasibility studies; proposed or existing marketing techniques or plans; future company business plans; project files; design systems, information on current and potential vendors, the identity of various suppliers/vendors of products and services, and personal information about the Company's employees, officers and directors; and

(ii)       any information that is of value or significance to the Company that derives independent economic value, actual or potential, from not being generally know to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, including information not generally known to the competitors of the Company nor intended by the Company for general dissemination.

In the event the Employee is requested or becomes legally compelled by subpoena, Court order or other legal process to disclose any Confidential Information of the Company, the Employee shall immediately provide notice to the Company so that the Company may interpose an objection and seek an appropriate protective order, and the Employee shall cooperate with the Company in its efforts to obtain such protection.

6.6       Meaning of Directly or Indirectly. For purposes of this section 6, the phrase "directly or indirectly" shall include the Employee acting either as an individual on his own account or the account of another, or as a partner, joint venturer, employee, agent, independent contractor, officer, director, stockholder or otherwise.

6.7       Need for Restrictions. The Employee acknowledges and agrees that each of the restrictive covenants contained in this paragraph 6 is reasonable and necessary to protect the legitimate business interests of the Company, including without limitation the need to protect the Company's trade secrets and confidential information and the need to protect its relationships with its customers.

6.8       Breach of Restrictive Covenants. In the event of a breach by the Employee of any restrictive covenant set forth in paragraph 6, the Employee agrees that such a breach would cause irreparable injury to Company, and that if the Company shall bring legal proceedings against the Employee to enforce any restrictive covenant, the Company shall be entitled to seek all available civil remedies, at law or in equity, including without limitation an injunction, damages, attorneys fees and cost.

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6.9       Construction, Survival. If any period of time, area or scope specified in this section 6 should be adjudged unreasonable in any proceeding, then the period of time or area or scope shall be reduced by elimination of such portion deemed unreasonable so that such restrictions may be enforced to the extent adjudged to be reasonable. If the Employee violates any of the restrictions contained in this section, the restrictive period shall be extended by the period of time that such violation exists. All the provisions of this section 6 shall survive the term of this Agreement and the Employee's employment with the Company.

6.10       Subsidiaries and Affiliates. For purposes of this section 6, the term "Company" includes the Company's subsidiary and affiliated entities. All such subsidiary and affiliated entities shall be deemed third party beneficiaries of this Agreement, and shall be entitled to enforce the provisions of this section 6.

7.       Return of Company Property. All the Company's products, customer correspondence, internal memoranda, products and designs, sales brochures, training manuals, project files, price lists, customer and vendor lists, prospectus reports, customer or vendor information, sales literature, territory printouts, call books, notebooks, textbooks e-mails and Internet access, computer programs and data, and all other like information or products, including all copies, duplications, replications and derivatives of such information or products, and all laptops, pagers, beepers, keys, access cards and other similar property, acquired by the Employee while in the employ of the Company ("Company Property"), shall be the exclusive property of the Company and shall be returned to the Company promptly upon the Employee's separation from the Company. During the Employee's employment with the Company, no Company Property shall be removed from the Company's premises unless authorized by Company management and necessary for the Employee to perform his duties for the Company.

8.       Prior Agreements. The Employee represents to the Company (a) that there are no restrictions, agreements or understandings whatsoever to which the Employee is a party which would prevent or make unlawful the Employee's execution of this Agreement or employment hereunder, (b) that the Employee's execution of this Agreement and employment hereunder shall not constitute a breach of any contract, agreement or understanding, oral or written, to which the Employee is a party or by which the Employee is bound, and (c) that the Employee is free and able to execute this Agreement and to enter into employment by the Company.

9.       Miscellaneous.

9.1       Right to review and seek counsel. The Employee hereby acknowledges that he has been provided with a copy of this Agreement for review prior to signing it, that he has been given the opportunity to have this Agreement reviewed by his own attorney prior to signing it, that he understands the purposes and effects of this Agreement, and that he has been given a signed copy of this Agreement for his records.

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9.2       Waiver. No modification or waiver of this Agreement will be valid unless the modification or waiver is in writing and signed by both of the parties. The failure of either party at any time to insist upon the strict performance of any provision of this Agreement will not be construed as a waiver of the right to insist upon the strict performance of the same provision at any future time.

9.3       Entire Agreement; Amendments. This Agreement, together with any schedules and/or exhibits attached, constitutes the entire agreement between the Employee and the Company pertaining to the subject matters of the Agreement, and supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties hereto. Any amendments to this Agreement must be in writing and signed by both the Employee and the Company.

9.4       Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Idaho without regard to conflicts of law.

9.5       Severability. If any part of this Agreement or the application of any part is held invalid by a court of competent jurisdiction, the remainder of this Agreement shall not be affected and shall be construed and enforced to the fullest extent allowed by law.

9.6       Consent to Personal Jurisdiction and Venue. The parties hereby consent to exclusive personal jurisdiction and exclusive venue in the state and federal courts in and for Boise, Idaho, for any action between the Company and the Employee arising out of or in connection with this Agreement or the Employee's employment with the Company.

9.7       Headings and Captions; Counterparts. The titles and captions of sections and subsections contained in this Agreement are provided for convenience of reference only, and shall not be considered terms or conditions of this Agreement. This Agreement may be executed in counterparts, all of which shall be considered one agreement.

9.8       Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Employee agrees that this Agreement may be assigned by the Company. This Agreement is not assignable by the Employee.

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9.9       Survival. The provisions of section 6 shall survive the termination of the Employee's employment with the Company and the termination this Agreement.

9.10       Attorney's Fees. In the event of any dispute arising out of or in connection with this Agreement, the prevailing party in any ensuing litigation shall be entitled to recover all court costs and reasonable attorneys' fees, including attorneys' fees on appeal, from the non-prevailing party.

9.11       Waiver of Jury Trial. In any legal action between the Employee and the Company arising out of or in connection with this Agreement, the Company and the Employee hereby expressly waive trial by jury.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

CREATIVE LEARNING CORPORATION

_______________________________

Bart J Mitchell

Chief Executive Officer

EMPLOYEE

_________________________________

Robert Boyd

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Exhibit A:

Chief Accounting Officer

PRIMARY FUNCTION: The Chief Accounting Officer (CAO) primarily provides financial leadership and oversight for the business and works with the CEO on developing and overseeing the financial operations of the company.

DUTIES: Include, but are not limited to:

Financial Supervision:

·	Insuring that correct financial procedures are followed.
·	Insuring all financial filings are done correctly and on time.
·	Providing financial reports, projections, budgets and direction to the CEO and the Board of Directors.
·	Administering payroll.
·	Insuring that the Company’s financial Internal Controls are followed.
·	Reviewing and approving with the CEO expenses, reimbursements and purchase orders.
·	Oversight of Accounts Payables and Accounts Receivables.
·	Work with the Bookkeeper to insure the accuracy and quality of the Company’s accounting processes.
·	Initiating, reviewing and implementing company policies and procedures as a member of the executive board.
·	Attending and participating in professional meetings and conferences for the benefit of the company.
  Insuring excellent communication, relations, and service is provided to customers, franchisees, professionals, regulating agencies, and referral sources.
·	Maintaining compliance with applicable state, federal and oversight requirements for licensure and best practices.
  Maintaining proper financial systems, documentation, resources, and services for staff in all departments.
  Maintaining a high level of company financial quality assurance and safety standards, assessments, and processes in all departments.
  Managing the company’s financial resources and budgets, including preparing and submitting quarterly and yearly financial statements.
  Working with legal and accounting professionals to insure the company’s compliance with all SEC requirements.
  Preparing and maintaining operational reports and statistics for internal and external use.

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Staff Supervision:

·	Supervising and coordinating with executive staff regarding financial functions.
·	Assisting the CEO in supervising and supporting all executive staff in maintaining high service standards.
·	Assisting the CEO in teaching, training, and implementing a business model that reflects the company’s mission statement.
  Assisting the CEO in supervising the staff to comply with company policies and state, federal, and licensing requirements.
  Assisting the CEO in setting company and staff goals and setting clear criteria to measure success.
·	Assisting the CEO in guiding and supporting the staff in maintaining high service standards.
·	Assisting the CEO in supervising the daily, weekly, monthly and yearly calendar of company functions and activities to be performed in all departments

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